EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

               -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 16, 2001 and covers activity from May 26, 2001 through June 24, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of July, 2001.



                                        AMERICAN EXPRESS TRAVEL RELATED
                                        SERVICES COMPANY, INC., as Servicer

                                        By:    /s/ Robin Flanagan
                                               --------------------------------
                                        Name:  Robin Flanagan
                                        Title: Director
                                               CSBS - Forecast & Planning



I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------

A. Trust Activity                                        Trust Totals

Number of days in period                                           30
Beginning Principal Receivable Balance              15,577,881,922.17
Special Funding Account Balance                                  0.00
Beginning Total Principal Balance                   15,577,881,922.17

Finance Charge Collections (excluding                  218,865,195.63
  Discount Option & Recoveries)
Discount Percentage                                             2.00%
Discount Option Receivables Collections                 47,301,774.45
Premium Option Receivables Collections                           0.00
Recoveries                                              11,242,824.19
Total Collections of Finance Charge Receivables        277,409,794.27
Total Collections of Principal Receivables           2,317,786,948.08
Monthly Payment Rate                                         14.8787%
Defaulted amount                                        84,384,570.41
Annualized Default Rate                                       6.6635%
Trust Portfolio Yield                                        15.0757%
New Principal Receivables                            2,231,822,619.67
Ending Principal Receivables Balance                15,407,533,023.35
Ending Required Minimum Principal Balance           14,632,250,000.00
Ending Transferor Amount                             1,732,533,023.35
Ending Special Funding Account Balance                           0.00
Ending Total Principal Balance                      15,407,533,023.35




B. Series Allocations                                             Series 1997-1     Series 1998-1     Series 1999-1    Series 1999-2
---------------------                                             -------------     -------------     -------------    -------------
Group Number                                                                  1                 2                 1                1
Invested Amount                                                1,000,000,000.00  1,000,000,000.00   1,000,000,000.0   500,000,000.00
Adjusted Invested Amount                                       1,000,000,000.00  1,000,000,000.00   1,000,000,000.0   500,000,000.00
Principal Funding Account Balance                                          0.00              0.00              0.00             0.00
Series Required Transferor Amount                                 70,000,000.00     70,000,000.00     70,000,000.00    35,000,000.00
Series Allocation Percentage                                              7.31%             7.31%             7.31%            3.66%
Series Alloc. Finance Charge Collections                          20,285,908.17     20,285,908.17     20,285,908.17    10,142,954.09
Series Allocable Recoveries                                          822,144.36        822,144.36        822,144.36       411,072.18
Series Alloc. Principal Collections                              169,490,818.87    169,490,818.87    169,490,818.87    84,745,409.44
Series Allocable Defaulted Amount                                  6,170,718.13      6,170,718.13      6,170,718.13     3,085,359.06

B. Series Allocations                          Series 1999-3      Series 1999-4     Series 1999-5     Series 1999-6    Series 2000-1
---------------------                          -------------      -------------     -------------     -------------    -------------

Group Number                                               2                  2                 2                 2                1
Invested Amount                             1,000,000,000.00     500,000,000.00    500,000,000.00    500,000,000.00   500,000,000.00
Adjusted Invested Amount                    1,000,000,000.00     500,000,000.00    500,000,000.00    500,000,000.00   500,000,000.00
Principal Funding Account Balance                       0.00               0.00              0.00              0.00             0.00
Series Required Transferor Amount              70,000,000.00      35,000,000.00     35,000,000.00     35,000,000.00    35,000,000.00
Series Allocation Percentage                           7.31%              3.66%             3.66%             3.66%            3.66%
Series Alloc. Finance Charge Collections       20,285,908.17      10,142,954.09     10,142,954.09     10,142,954.09    10,142,954.09
Series Allocable Recoveries                       822,144.36         411,072.18        411,072.18        411,072.18       411,072.18
Series Alloc. Principal Collections           169,490,818.87      84,745,409.44     84,745,409.44     84,745,409.44    84,745,409.44
Series Allocable Defaulted Amount               6,170,718.13       3,085,359.06      3,085,359.06      3,085,359.06     3,085,359.06

B. Series Allocations                          Series 2000-2      Series 2000-3     Series 2000-4     Series 2000-5    Series 2001-1
---------------------                          -------------      -------------     -------------     -------------    -------------

Group Number                                               2                  2                 2                 2                2
Invested Amount                               500,000,000.00   1,000,000,000.00  1,212,122,000.00    787,878,000.00   750,000,000.00
Adjusted Invested Amount                      500,000,000.00   1,000,000,000.00  1,212,122,000.00    787,878,000.00   750,000,000.00
Principal Funding Account Balance                       0.00               0.00              0.00              0.00             0.00
Series Required Transferor Amount              35,000,000.00      70,000,000.00     84,848,540.00     55,151,460.00    52,500,000.00
Series Allocation Percentage                           3.66%              7.31%             8.86%             5.76%            5.48%
Series Alloc. Finance Charge Collections       10,142,954.09      20,285,908.17     24,588,995.59     15,982,820.76    15,214,431.13
Series Allocable Recoveries                       411,072.18         822,144.36        996,539.27        647,749.46       616,608.27
Series Alloc. Principal Collections            84,745,409.44     169,490,818.87    205,443,550.35    133,538,087.39   127,118,114.15
Series Allocable Defaulted Amount               3,085,359.06       6,170,718.13      7,479,663.20      4,861,773.06     4,628,038.60

B. Series Allocations                          Series 2001-2      Series 2001-3     Series 2001-4     Series 2001-5    Series 2001-6
---------------------                          -------------      -------------     -------------     -------------    -------------

Group Number                                               1                  2                 2                 2                2
Invested Amount                               250,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00   700,000,000.00
Adjusted Invested Amount                      250,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00   700,000,000.00
Principal Funding Account Balance                       0.00               0.00              0.00              0.00             0.00
Series Required Transferor Amount              17,500,000.00      52,500,000.00     50,750,000.00     35,000,000.00    49,000,000.00
Series Allocation Percentage                           1.83%              5.48%             5.30%             3.66%            5.12%
Series Alloc. Finance Charge Collections        5,071,477.04      15,214,431.13     14,707,283.43     10,142,954.09    14,200,135.72
Series Allocable Recoveries                       205,536.09         616,608.27        596,054.66        411,072.18       575,501.06
Series Alloc. Principal Collections            42,372,704.72     127,118,114.15    122,880,843.68     84,745,409.44   118,643,573.21
Series Allocable Defaulted Amount               1,542,679.53       4,628,038.60      4,473,770.64      3,085,359.06     4,319,502.69

B. Series Allocations                                                                                                    Trust Total
---------------------                                                                                                    -----------

Group Number
Invested Amount                                                                                                    13,675,000,000.00
Adjusted Invested Amount                                                                                           13,675,000,000.00
Principal Funding Account Balance                                                                                               0.00
Series Required Transferor Amount                                                                                     957,250,000.00
Series Allocation Percentage                                                                                                    100%
Series Alloc. Finance Charge Collections                                                                              277,409,794.27
Series Allocable Recoveries                                                                                            11,242,824.19
Series Alloc. Principal Collections                                                                                 2,317,786,948.08
Series Allocable Defaulted Amount                                                                                      84,384,570.41



C. Group Allocations
--------------------

1. Group 1 Allocations                                            Series 1997-1     Series 1999-1     Series 1999-2    Series 2000-1
----------------------                                            -------------     -------------     -------------    -------------
Investor Finance Charge Collections                               17,807,927.65     17,807,927.65      8,903,963.83     8,903,963.83

Investor Monthly Interest                                          5,222,093.75      4,641,104.17      2,452,947.92     2,937,583.33
Investor Default Amount                                            5,416,947.62      5,416,947.62      2,708,473.81     2,708,473.81
Investor Monthly Fees                                              1,666,666.67      1,666,666.67        833,333.33       833,333.33
Investor Additional Amounts                                                0.00              0.00              0.00             0.00
Total                                                             12,305,708.04     11,724,718.45      5,994,755.06     6,479,390.48

Reallocated Investor Finance Charge Collections                   17,807,927.65     17,807,927.65      8,903,963.83     8,903,963.83
Available Excess                                                   5,502,219.62      6,083,209.20      2,909,208.77     2,424,573.35

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                4,451,981.91                                                        57,875,764.88

Investor Monthly Interest                          1,147,411.46                                                        16,401,140.62
Investor Default Amount                            1,354,236.91                                                        17,605,079.77
Investor Monthly Fees                                416,666.67                                                         5,416,666.67
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,918,315.03                                                        39,422,887.06

Reallocated Investor Finance Charge Collections    4,451,981.91                                                        57,875,764.88
Available Excess                                   1,533,666.88                                                        18,452,877.82

2. Group 2 Allocations                            Series 1998-1   Series 1999-3     Series 1999-4     Series 1999-5    Series 1999-6
----------------------                            -------------   -------------     -------------     -------------    -------------

Investor Finance Charge Collections               17,807,927.65   17,807,927.65      8,903,963.83      8,903,963.83     8,903,963.83

Investor Monthly Interest                          3,557,465.28    3,619,637.50      1,821,185.42      1,852,206.94     1,836,276.39
Investor Default Amount                            5,416,947.62    5,416,947.62      2,708,473.81      2,708,473.81     2,708,473.81
Investor Monthly Fees                              1,666,666.67    1,666,666.67        833,333.33        833,333.33       833,333.33
Investor Additional Amounts                                0.00            0.00              0.00              0.00             0.00
Total                                             10,641,079.56   10,703,251.79      5,362,992.56      5,394,014.09     5,378,083.53

Reallocated Investor Finance Charge Collections   17,807,927.65   17,807,927.65      8,903,963.83      8,903,963.83     8,903,963.83
Available Excess                                   7,166,848.09    7,104,675.87      3,540,971.27      3,509,949.74     3,525,880.29

2. Group 2 Allocations                            Series 2000-2   Series 2000-3     Series 2000-4     Series 2000-5    Series 2001-1
----------------------                            -------------   -------------     -------------     -------------    -------------

Investor Finance Charge Collections                8,903,963.83   17,807,927.65     21,585,380.88     14,030,474.42    13,355,945.74

Investor Monthly Interest                          1,821,088.54    3,630,444.44      4,290,345.72      2,854,003.50     2,724,996.88
Investor Default Amount                            2,708,473.81    5,416,947.62      6,566,001.38      4,267,893.86     4,062,710.72
Investor Monthly Fees                                833,333.33    1,666,666.67      2,020,203.33      1,313,130.00     1,250,000.00
Investor Additional Amounts                                0.00            0.00              0.00              0.00             0.00
Total                                              5,362,895.69   10,714,058.73     12,876,550.43      8,435,027.35     8,037,707.59

Reallocated Investor Finance Charge Collections    8,903,963.83   17,807,927.65     21,585,380.88     14,030,474.42    13,355,945.74
Investment Funding Accounnt Proceeds                                                     1,492.24
Available Excess                                   3,541,068.14    7,093,868.92      8,710,322.69      5,595,447.07     5,318,238.15

2. Group 2 Allocations                            Series 2001-3   Series 2001-4     Series 2001-5     Series 2001-6    Group 2 Total
----------------------                            -------------   -------------     -------------     -------------    -------------

Investor Finance Charge Collections               13,355,945.74   12,910,747.55      8,903,963.83     12,465,549.36   185,647,645.79

Investor Monthly Interest                          2,711,466.67    2,627,015.35      1,835,996.53      2,794,681.94    37,976,811.09
Investor Default Amount                            4,062,710.72    3,927,287.02      2,708,473.81      3,791,863.33    56,471,678.94
Investor Monthly Fees                              1,250,000.00    1,208,333.33        833,333.33      1,166,666.67    17,375,000.00
Investor Additional Amounts                                0.00            0.00              0.00              0.00             0.00
Total                                              8,024,177.38    7,762,635.71      5,377,803.67      7,753,211.95   111,823,490.03

Reallocated Investor Finance Charge Collections   13,355,945.74   12,910,747.55      8,903,963.83     12,465,549.36   185,647,645.79
Investment Funding Accounmt Proceeds                                                                                        1,492.24
Available Excess                                   5,331,768.36    5,148,111.84      3,526,160.16      4,712,337.41    73,825,648.00




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                             211,464,145
61-90 Days Delinquent:                             120,060,231
90+ Days Delinquent:                               162,875,743
Total 30+ Days Delinquent:                         494,400,119




II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations             Interest            Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount               1,139,150,414.78        1,000,000,000.00     139,150,414.78
Beginning Adjusted Invested Amount                               N/A        1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                20,285,908.17           17,807,927.65       2,477,980.52
Collections of Principal Receivables                  169,490,818.87          148,787,040.48      20,703,778.40
Defaulted Amount                                        6,170,718.13            5,416,947.62         753,770.51

Ending Invested / Transferor Amounts                1,126,693,456.92        1,000,000,000.00     126,693,456.92


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       6.4000%                 6.5500%            4.3550%
Monthly Interest Due                                    4,613,333.33              327,500.00         281,260.42         5,222,093.75
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      4,613,333.33              327,500.00         281,260.42         5,222,093.75
Investor Default Amount                                 4,685,659.69              325,016.86         406,271.07         5,416,947.62
Investor Monthly Fees Due                               1,441,666.67              100,000.00         125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                              10,740,659.69              752,516.86         812,531.49        12,305,708.04

Reallocated Investor Finance Charge Collections                                                                        17,807,927.65
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    8.1110%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        865,000,000.00           60,000,000.00      75,000,000.00     1,000,000,000.00
Interest Distributions                                  4,613,333.33              327,500.00         281,260.42         5,222,093.75
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     4,613,333.33              327,500.00         281,260.42         5,222,093.75
Ending Certificates Balance                           865,000,000.00           60,000,000.00      75,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $5.33

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $5.33

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00

F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $5.46

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $5.46

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest: $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $281,260.42

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $281,260.42

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                $15,403,857.42

        a. Class A Monthly Interest:                             $4,613,333.33
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $4,685,659.69
        e. Excess Spread:                                        $6,104,864.40

    2.  Class B Available Funds:                                 $1,068,475.66

        a. Class B Monthly Interest:                               $327,500.00
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $740,975.66

    3.  Collateral Available Funds:                              $1,335,594.57

        a. Excess Spread:                                        $1,335,594.57

    4.  Total Excess Spread:                                     $8,181,434.63


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 1997-1 Allocable Principal
        Collections:                                           $169,490,818.87

    3.  Principal Allocation Percentage of
        Series 1997-1 Allocable Principal
        Collections:                                           $148,787,040.48

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $148,787,040.48

    6.  Shared Principal Collections from other
        Series allocated to Series 1997-1:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $5,416,947.62

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $154,203,988.10


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $75,000,000.00

    2.  Required Collateral Invested Amount                     $75,000,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:               $154,203,988.10

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

    1.  Excess Spread:                                           $8,181,434.63
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $325,016.86

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $281,260.42
    9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $406,271.07
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $5,502,219.62


O.      Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      8.1110%
        b. Prior Monthly Period                                        8.1218%
        c. Second Prior Monthly Period                                 8.7268%

    2.  Three Month Average Base Rate                                  8.3198%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest              Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount               1,139,150,414.78        1,000,000,000.00     139,150,414.78
Beginning Adjusted Invested Amount                               N/A        1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                20,285,908.17           17,807,927.65       2,477,980.52
Collections of Principal Receivables                  169,490,818.87          148,787,040.48      20,703,778.40
Defaulted Amount                                        6,170,718.13            5,416,947.62         753,770.51

Ending Invested / Transferor Amounts                1,126,693,456.92        1,000,000,000.00     126,693,456.92


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.0700%                 4.2300%            4.5800%
Monthly Interest Due                                    2,891,395.83              291,400.00         374,669.44         3,557,465.28
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,891,395.83              291,400.00         374,669.44         3,557,465.28
Investor Default Amount                                 4,468,981.79              433,355.81         514,610.02         5,416,947.62
Investor Monthly Fees Due                               1,375,000.00              133,333.33         158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                               8,735,377.62              858,089.14       1,047,612.80        10,641,079.56

Reallocated Investor Finance Charge Collections                                                                        17,807,927.65
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.1510%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        825,000,000.00           80,000,000.00      95,000,000.00     1,000,000,000.00
Interest Distributions                                  2,891,395.83              291,400.00         374,669.44         3,557,465.28
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,891,395.83              291,400.00         374,669.44         3,557,465.28
Ending Certificates Balance                           825,000,000.00           80,000,000.00      95,000,000.00     1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.50

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.50

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.64

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.64

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H . Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.   Total amount distributed to the Collateral
        Interest Holder:                                           $374,669.44

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $374,669.44

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                $14,691,540.31

        a. Class A Monthly Interest:                             $2,891,395.83
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $4,468,981.79
        e. Excess Spread:                                        $7,331,162.69

    2.  Class B Available Funds:                                 $1,424,634.21

        a. Class B Monthly Interest:                               $291,400.00
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                        $1,133,234.21

    3.  Collateral Available Funds:                              $1,691,753.13

        a. Excess Spread:                                        $1,691,753.13

    4.  Total Excess Spread:                                    $10,156,150.03


K.      Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 1998-1 Allocable Principal
        Collections:                                           $169,490,818.87

    3.  Principal Allocation Percentage of
        Series 1998-1 Allocable Principal
        Collections:                                           $148,787,040.48

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $148,787,040.48

    6.  Shared Principal Collections from other
        Series allocated to Series 1998-1:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $5,416,947.62

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $154,203,988.10


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $95,000,000.00

    2.  Required Collateral Invested Amount                     $95,000,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                154,203,988.10

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

    1.  Excess Spread:                                          $10,156,150.03
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $433,355.81

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $374,669.44
    9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $514,610.02
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $7,166,848.09


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.1510%
        b. Prior Monthly Period                                        6.2955%
        c. Second Prior Monthly Period                                 7.3433%

    2.  Three Month Average Base Rate                                  6.5966%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations             Interest            Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount               1,139,150,414.78        1,000,000,000.00     139,150,414.78
Beginning Adjusted Invested Amount                               N/A        1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                20,285,908.17           17,807,927.65       2,477,980.52
Collections of Principal Receivables                  169,490,818.87          148,787,040.48      20,703,778.40
Defaulted Amount                                        6,170,718.13            5,416,947.62         753,770.51

Ending Invested / Transferor Amounts                1,126,693,456.92        1,000,000,000.00     126,693,456.92


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       5.6000%                 5.8500%            4.8300%
Monthly Interest Due                                    4,036,666.67              292,500.00         311,937.50         4,641,104.17
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      4,036,666.67              292,500.00         311,937.50         4,641,104.17
Investor Default Amount                                 4,685,659.69              325,016.86         406,271.07         5,416,947.62
Investor Monthly Fees Due                               1,441,666.67              100,000.00         125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                              10,163,993.03              717,516.86         843,208.57        11,724,718.45

Reallocated Investor Finance Charge Collections                                                                        17,807,927.65
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    7.4269%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                --------                 -------         ----------                -----

Beginning Certificates Balance                        865,000,000.00           60,000,000.00      75,000,000.00     1,000,000,000.00
Interest Distributions                                  4,036,666.67              292,500.00         311,937.50         4,641,104.17
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     4,036,666.67              292,500.00         311,937.50         4,641,104.17
Ending Certificates Balance                           865,000,000.00           60,000,000.00      75,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $4.67

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $4.67

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $4.88

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $4.88

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $311,937.50

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $311,937.50

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                $15,403,857.42

        a. Class A Monthly Interest:                             $4,036,666.67
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $4,685,659.69
        e. Excess Spread:                                        $6,681,531.06

    2.  Class B Available Funds:                                 $1,068,475.66

        a. Class B Monthly Interest:                               $292,500.00
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $775,975.66

    3.  Collateral Available Funds:                              $1,335,594.57

        a. Excess Spread:                                        $1,335,594.57

    4.  Total Excess Spread:                                     $8,793,101.30


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 1999-1 Allocable Principal
        Collections:                                           $169,490,818.87

    3.  Principal Allocation Percentage of
        Series 1999-1 Allocable Principal
        Collections:                                           $148,787,040.48

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $148,787,040.48

    6.  Shared Principal Collections from other
        Series allocated to Series 1999-1:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $5,416,947.62

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $154,203,988.10


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $75,000,000.00

    2.  Required Collateral Invested Amount                     $75,000,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:               $154,203,988.10

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

    1.  Excess Spread:                                           $8,793,101.30
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $325,016.86

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $311,937.50
    9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $406,271.07
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $6,083,209.20


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      7.4269%
        b. Prior Monthly Period                                        7.4377%
        c. Second Prior Monthly Period                                 7.9930%

    2.  Three Month Average Base Rate                                  7.6192%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Series             Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 569,575,207.39          500,000,000.00      69,575,207.39
Beginning Adjusted Invested Amount                               N/A          500,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                10,142,954.09            8,903,963.83       1,238,990.26
Collections of Principal Receivables                   84,745,409.44           74,393,520.24      10,351,889.20
Defaulted Amount                                        3,085,359.06            2,708,473.81         376,885.25

Ending Invested / Transferor Amounts                  563,346,728.46          500,000,000.00      63,346,728.46


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       5.9500%                 6.1000%         4.8300%
Monthly Interest Due                                    2,144,479.17              152,500.00         155,968.75         2,452,947.92
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,144,479.17              152,500.00         155,968.75         2,452,947.92
Investor Default Amount                                 2,342,829.85              162,508.43         203,135.54         2,708,473.81
Investor Monthly Fees Due                                 720,833.33               50,000.00          62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                               5,208,142.35              365,008.43         421,604.29         5,994,755.06

Reallocated Investor Finance Charge Collections                                                                         8,903,963.83
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    7.7387%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        432,500,000.00           30,000,000.00      37,500,000.00       500,000,000.00
Interest Distributions                                  2,144,479.17              152,500.00         155,968.75         2,452,947.92
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,144,479.17              152,500.00         155,968.75         2,452,947.92
Ending Certificates Balance                           432,500,000.00           30,000,000.00      37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $4.96

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $4.96

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $5.08

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $5.08

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


 H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $155,968.75

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $155,968.75

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                 $7,701,928.71

        a. Class A Monthly Interest:                             $2,144,479.17
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $2,342,829.85
        e. Excess Spread:                                        $3,214,619.70

    2.  Class B Available Funds:                                   $534,237.83

        a. Class B Monthly Interest:                               $152,500.00
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $381,737.83

    3.  Collateral Available Funds:                                $667,797.29

        a. Excess Spread:                                          $667,797.29

    4.  Total Excess Spread:                                     $4,264,154.81


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 1999-2 Allocable Principal
        Collections:                                            $84,745,409.44

    3.  Principal Allocation Percentage of
        Series 1999-2 Allocable Principal
        Collections:                                            $74,393,520.24

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                    $74,393,520.24

    6.  Shared Principal Collections from other
        Series allocated to Series 1999-2:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $2,708,473.81

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                 $77,101,994.05


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $37,500,000.00

    2.  Required Collateral Invested Amount                     $37,500,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                $77,101,994.05

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

    1.  Excess Spread:                                           $4,264,154.81
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $162,508.43

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $155,968.75
    9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $203,135.54
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $2,909,208.77


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      7.7387%
        b. Prior Monthly Period                                        7.7495%
        c. Second Prior Monthly Period                                 8.3263%

    2.  Three Month Average Base Rate                                  7.9382%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series           Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount               1,139,150,414.78        1,000,000,000.00     139,150,414.78
Beginning Adjusted Invested Amount                               N/A        1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                20,285,908.17           17,807,927.65       2,477,980.52
Collections of Principal Receivables                  169,490,818.87          148,787,040.48      20,703,778.40
Defaulted Amount                                        6,170,718.13            5,416,947.62         753,770.51

Ending Invested / Transferor Amounts                1,126,693,456.92        1,000,000,000.00     126,693,456.92


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1200%                 4.3200%            4.8300%
Monthly Interest Due                                    2,926,916.67              297,600.00         395,120.83         3,619,637.50
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,926,916.67              297,600.00         395,120.83         3,619,637.50
Investor Default Amount                                 4,468,981.79              433,355.81         514,610.02         5,416,947.62
Investor Monthly Fees Due                               1,375,000.00              133,333.33         158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                               8,770,898.45              864,289.14       1,068,064.19        10,703,251.79

Reallocated Investor Finance Charge Collections                                                                        17,807,927.65
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2242%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        825,000,000.00           80,000,000.00      95,000,000.00     1,000,000,000.00
Interest Distributions                                  2,926,916.67              297,600.00         395,120.83         3,619,637.50
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,926,916.67              297,600.00         395,120.83         3,619,637.50
Ending Certificates Balance                           825,000,000.00           80,000,000.00      95,000,000.00     1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.55

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.55

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.72

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.72

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $395,120.83

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $395,120.83

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                $14,691,540.31

        a. Class A Monthly Interest:                             $2,926,916.67
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $4,468,981.79
        e. Excess Spread:                                        $7,295,641.86

    2.  Class B Available Funds:                                 $1,424,634.21

        a. Class B Monthly Interest:                               $297,600.00
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                        $1,127,034.21

    3.  Collateral Available Funds:                              $1,691,753.13

        a. Excess Spread:                                        $1,691,753.13

    4.  Total Excess Spread:                                    $10,114,429.20


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 1999-3 Allocable Principal
        Collections:                                           $169,490,818.87

    3.  Principal Allocation Percentage of
        Series 1999-3 Allocable Principal
        Collections:                                           $148,787,040.48

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $148,787,040.48

    6.  Shared Principal Collections from other
        Series allocated to Series 1999-3:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $5,416,947.62

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $154,203,988.10


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $95,000,000.00

    2.  Required Collateral Invested Amount                     $95,000,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:               $154,203,988.10

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

    1.  Excess Spread:                                          $10,114,429.20
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $433,355.81

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $395,120.83
    9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $514,610.02
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $7,104,675.87


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2242%
        b. Prior Monthly Period                                        6.3687%
        c. Second Prior Monthly Period                                 7.4165%

    2.  Three Month Average Base Rate                                  6.6698%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series           Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 569,575,207.39          500,000,000.00      69,575,207.39
Beginning Adjusted Invested Amount                               N/A          500,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                10,142,954.09            8,903,963.83       1,238,990.26
Collections of Principal Receivables                   84,745,409.44           74,393,520.24      10,351,889.20
Defaulted Amount                                        3,085,359.06            2,708,473.81         376,885.25

Ending Invested / Transferor Amounts                  563,346,728.46          500,000,000.00      63,346,728.46


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1500%                 4.4000%            4.7800%
Monthly Interest Due                                    1,474,114.58              151,555.56         195,515.28         1,821,185.42
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      1,474,114.58              151,555.56         195,515.28         1,821,185.42
Investor Default Amount                                 2,234,490.89              216,677.90         257,305.01         2,708,473.81
Investor Monthly Fees Due                                 687,500.00               66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               4,396,105.48              434,900.13         531,986.96         5,362,992.56

Reallocated Investor Finance Charge Collections                                                                         8,903,963.83
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2510%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total

Beginning Certificates Balance                        412,500,000.00           40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                  1,474,114.58              151,555.56         195,515.28         1,821,185.42
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     1,474,114.58              151,555.56         195,515.28         1,821,185.42
Ending Certificates Balance                           412,500,000.00           40,000,000.00      47,500,000.00       500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.57

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.57

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.79

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.79

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $195,515.28

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $195,515.28

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                 $7,345,770.16

        a. Class A Monthly Interest:                             $1,474,114.58
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $2,234,490.89
        e. Excess Spread:                                        $3,637,164.68

    2.  Class B Available Funds:                                   $712,317.11

        a. Class B Monthly Interest:                               $151,555.56
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $560,761.55

    3.  Collateral Available Funds:                                $845,876.56

        a. Excess Spread:                                          $845,876.56

    4.  Total Excess Spread:                                     $5,043,802.79


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 1999-4 Allocable Principal
        Collections:                                            $84,745,409.44

    3.  Principal Allocation Percentage of
        Series 1999-4 Allocable Principal
        Collections:                                            $74,393,520.24

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                    $74,393,520.24

    6.  Shared Principal Collections from other
        Series allocated to Series 1999-4:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $2,708,473.81

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                 $77,101,994.05


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $47,500,000.00

    2.  Required Collateral Invested Amount                     $47,500,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                $77,101,994.05

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

    1.  Excess Spread:                                           $5,043,802.79
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $216,677.90

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $195,515.28
    9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $257,305.01
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $3,540,971.27


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2510%
        b. Prior Monthly Period                                        6.3954%
        c. Second Prior Monthly Period                                 7.4433%

    2.  Three Month Average Base Rate                                  6.6966%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations             Interest            Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 569,575,207.39          500,000,000.00      69,575,207.39
Beginning Adjusted Invested Amount                               N/A          500,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                10,142,954.09            8,903,963.83       1,238,990.26
Collections of Principal Receivables                   84,745,409.44           74,393,520.24      10,351,889.20
Defaulted Amount                                        3,085,359.06            2,708,473.81         376,885.25

Ending Invested / Transferor Amounts                  563,346,728.46          500,000,000.00      63,346,728.46


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.2200%                 4.4600%            4.8800%
Monthly Interest Due                                    1,498,979.17              153,622.22         199,605.56         1,852,206.94
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      1,498,979.17              153,622.22         199,605.56         1,852,206.94
Investor Default Amount                                 2,234,490.89              216,677.90         257,305.01         2,708,473.81
Investor Monthly Fees Due                                 687,500.00               66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               4,420,970.06              436,966.79         536,077.23         5,394,014.09

Reallocated Investor Finance Charge Collections                                                                         8,903,963.83
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.3240%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        412,500,000.00           40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                  1,498,979.17              153,622.22         199,605.56         1,852,206.94
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     1,498,979.17              153,622.22         199,605.56         1,852,206.94
Ending Certificates Balance                           412,500,000.00           40,000,000.00      47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.63

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.63

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.84

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.84

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $199,605.56

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $199,605.56

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                 $7,345,770.16

        a. Class A Monthly Interest:                             $1,498,979.17
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $2,234,490.89
        e. Excess Spread:                                        $3,612,300.10

    2.  Class B Available Funds:                                   $712,317.11

        a. Class B Monthly Interest:                               $153,622.22
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $558,694.88

    3.  Collateral Available Funds:                                $845,876.56

        a. Excess Spread:                                          $845,876.56

    4.  Total Excess Spread:                                     $5,016,871.54


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 1999-5 Allocable Principal
        Collections:                                            $84,745,409.44

    3.  Principal Allocation Percentage of
        Series 1999-5 Allocable Principal
        Collections:                                            $74,393,520.24

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                    $74,393,520.24

    6.  Shared Principal Collections from other
        Series allocated to Series 1999-5:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $2,708,473.81

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                 $77,101,994.05


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $47,500,000.00

    2.  Required Collateral Invested Amount                     $47,500,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                $77,101,994.05

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

    1.  Excess Spread:                                           $5,016,871.54
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $216,677.90

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $199,605.56
    9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $257,305.01
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $3,509,949.74


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.3240%
        b. Prior Monthly Period                                        6.4685%
        c. Second Prior Monthly Period                                 7.5163%

    2.  Three Month Average Base Rate                                  6.7696%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series           Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 569,575,207.39          500,000,000.00      69,575,207.39
Beginning Adjusted Invested Amount                               N/A          500,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                10,142,954.09            8,903,963.83       1,238,990.26
Collections of Principal Receivables                   84,745,409.44           74,393,520.24      10,351,889.20
Defaulted Amount                                        3,085,359.06            2,708,473.81         376,885.25

Ending Invested / Transferor Amounts                  563,346,728.46          500,000,000.00      63,346,728.46


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1800%                 4.4100%            4.8800%
Monthly Interest Due                                    1,484,770.83              151,900.00         199,605.56         1,836,276.39
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      1,484,770.83              151,900.00         199,605.56         1,836,276.39
Investor Default Amount                                 2,234,490.89              216,677.90         257,305.01         2,708,473.81
Investor Monthly Fees Due                                 687,500.00               66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               4,406,761.73              435,244.57         536,077.23         5,378,083.53

Reallocated Investor Finance Charge Collections                                                                         8,903,963.83
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2865%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        412,500,000.00           40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                  1,484,770.83              151,900.00         199,605.56         1,836,276.39
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     1,484,770.83              151,900.00         199,605.56         1,836,276.39
Ending Certificates Balance                           412,500,000.00           40,000,000.00      47,500,000.00       500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.60

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.60

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.80

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.80

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $199,605.56

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $199,605.56

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                 $7,345,770.16

        a. Class A Monthly Interest:                             $1,484,770.83
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $2,234,490.89
        e. Excess Spread:                                        $3,626,508.43

    2.  Class B Available Funds:                                   $712,317.11

        a. Class B Monthly Interest:                               $151,900.00
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $560,417.11

    3.  Collateral Available Funds:                                $845,876.56

        a. Excess Spread:                                          $845,876.56

    4.  Total Excess Spread:                                     $5,032,802.10


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 1999-6 Allocable Principal
        Collections:                                            $84,745,409.44

    3.  Principal Allocation Percentage of
        Series 1999-6 Allocable Principal
        Collections:                                            $74,393,520.24

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                    $74,393,520.24

    6.  Shared Principal Collections from other
        Series allocated to Series 1999-6:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $2,708,473.81

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                 $77,101,994.05


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $47,500,000.00

    2.  Required Collateral Invested Amount                     $47,500,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                $77,101,994.05

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

    1.  Excess Spread:                                           $5,032,802.10
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $216,677.90

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $199,605.56
    9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $257,305.01
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $3,525,880.29


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2865%
        b. Prior Monthly Period                                        6.4310%
        c. Second Prior Monthly Period                                 7.4788%

    2.  Three Month Average Base Rate                                  6.7321%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 569,575,207.39          500,000,000.00      69,575,207.39
Beginning Adjusted Invested Amount                               N/A          500,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                10,142,954.09            8,903,963.83       1,238,990.26
Collections of Principal Receivables                   84,745,409.44           74,393,520.24      10,351,889.20
Defaulted Amount                                        3,085,359.06            2,708,473.81         376,885.25

Ending Invested / Transferor Amounts                  563,346,728.46          500,000,000.00      63,346,728.46


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       7.2000%                 7.4000%            4.8800%
Monthly Interest Due                                    2,595,000.00              185,000.00         157,583.33         2,937,583.33
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,595,000.00              185,000.00         157,583.33         2,937,583.33
Investor Default Amount                                 2,342,829.85              162,508.43         203,135.54         2,708,473.81
Investor Monthly Fees Due                                 720,833.33               50,000.00          62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                               5,658,663.18              397,508.43         423,218.87         6,479,390.48

Reallocated Investor Finance Charge Collections                                                                         8,903,963.83
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    8.8799%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        432,500,000.00           30,000,000.00      37,500,000.00       500,000,000.00
Interest Distributions                                  2,595,000.00              185,000.00         157,583.33         2,937,583.33
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,595,000.00              185,000.00         157,583.33         2,937,583.33
Ending Certificates Balance                           432,500,000.00           30,000,000.00      37,500,000.00       500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $6.00

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $6.00

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $6.17

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $6.17

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $157,583.33

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $157,583.33

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                 $7,701,928.71

        a. Class A Monthly Interest:                             $2,595,000.00
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $2,342,829.85
        e. Excess Spread:                                        $2,764,098.86

    2.  Class B Available Funds:                                   $534,237.83

        a. Class B Monthly Interest:                               $185,000.00
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $349,237.83

    3.  Collateral Available Funds:                                $667,797.29

        a. Excess Spread:                                          $667,797.29

    4.  Total Excess Spread:                                     $3,781,133.98


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2000-1 Allocable Principal
        Collections:                                            $84,745,409.44

    3.  Principal Allocation Percentage of
        Series 2000-1 Allocable Principal
        Collections:                                            $74,393,520.24

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                    $74,393,520.24

    6.  Shared Principal Collections from other
        Series allocated to Series 2000-1:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $2,708,473.81

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                 $77,101,994.05


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $37,500,000.00

    2.  Required Collateral Invested Amount                     $37,500,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                $77,101,994.05

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

    1.  Excess Spread:                                           $3,781,133.98
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $162,508.43

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $157,583.33
    9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $203,135.54
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $2,424,573.35


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      8.8799%
        b. Prior Monthly Period                                        8.8907%
        c. Second Prior Monthly Period                                 9.5460%

    2.  Three Month Average Base Rate                                  9.1055%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 569,575,207.39          500,000,000.00      69,575,207.39
Beginning Adjusted Invested Amount                               N/A          500,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                10,142,954.09            8,903,963.83       1,238,990.26
Collections of Principal Receivables                   84,745,409.44           74,393,520.24      10,351,889.20
Defaulted Amount                                        3,085,359.06            2,708,473.81         376,885.25

Ending Invested / Transferor Amounts                  563,346,728.46          500,000,000.00      63,346,728.46


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1450%                 4.3300%            4.8800%
Monthly Interest Due                                    1,472,338.54              149,144.44         199,605.56         1,821,088.54
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      1,472,338.54              149,144.44         199,605.56         1,821,088.54
Investor Default Amount                                 2,234,490.89              216,677.90         257,305.01         2,708,473.81
Investor Monthly Fees Due                                 687,500.00               66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               4,394,329.44              432,489.02         536,077.23         5,362,895.69

Reallocated Investor Finance Charge Collections                                                                         8,903,963.83
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2507%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        412,500,000.00           40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                  1,472,338.54              149,144.44         199,605.56         1,821,088.54
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     1,472,338.54              149,144.44         199,605.56         1,821,088.54
Ending Certificates Balance                           412,500,000.00           40,000,000.00      47,500,000.00        00,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.57

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.57

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.73

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.73

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest: $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $199,605.56

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $199,605.56

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                              $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                 $7,345,770.16

        a. Class A Monthly Interest:                             $1,472,338.54
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $2,234,490.89
        e. Excess Spread:                                        $3,638,940.72

    2.  Class B Available Funds:                                   $712,317.11

        a. Class B Monthly Interest:                               $149,144.44
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $563,172.66

    3.  Collateral Available Funds:                                $845,876.56

        a. Excess Spread:                                          $845,876.56

    4.  Total Excess Spread:                                     $5,047,989.95


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2000-2 Allocable Principal
        Collections:                                            $84,745,409.44

    3.  Principal Allocation Percentage of
        Series 2000-2 Allocable Principal
        Collections:                                            $74,393,520.24

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                    $74,393,520.24

    6.  Shared Principal Collections from other
        Series allocated to Series 2000-2:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $2,708,473.81

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                 $77,101,994.05


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $47,500,000.00

    2.  Required Collateral Invested Amount                     $47,500,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                $77,101,994.05

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

    1.  Excess Spread:                                           $5,047,989.95
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $216,677.90

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $199,605.56
    9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $257,305.01
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $3,541,068.14


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2507%
        b. Prior Monthly Period                                        6.3952%
        c. Second Prior Monthly Period                                 7.4431%

    2.  Three Month Average Base Rate                                  6.6963%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount               1,139,150,414.78        1,000,000,000.00     139,150,414.78
Beginning Adjusted Invested Amount                               N/A        1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                20,285,908.17           17,807,927.65       2,477,980.52
Collections of Principal Receivables                  169,490,818.87          148,787,040.48      20,703,778.40
Defaulted Amount                                        6,170,718.13            5,416,947.62         753,770.51

Ending Invested / Transferor Amounts                1,126,693,456.92        1,000,000,000.00     126,693,456.92


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1400%                 4.3300%            4.7800%
Monthly Interest Due                                    2,941,125.00              298,288.89         391,030.56         3,630,444.44
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,941,125.00              298,288.89         391,030.56         3,630,444.44
Investor Default Amount                                 4,468,981.79              433,355.81         514,610.02         5,416,947.62
Investor Monthly Fees Due                               1,375,000.00              133,333.33         158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                               8,785,106.79              864,978.03       1,063,973.91        10,714,058.73

Reallocated Investor Finance Charge Collections                                                                        17,807,927.65
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2369%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        825,000,000.00           80,000,000.00      95,000,000.00     1,000,000,000.00
Interest Distributions                                  2,941,125.00              298,288.89         391,030.56         3,630,444.44
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,941,125.00              298,288.89         391,030.56         3,630,444.44
Ending Certificates Balance                           825,000,000.00           80,000,000.00      95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.57

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.57

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.73

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.73

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $391,030.56

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $391,030.56

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                $14,691,540.31

        a. Class A Monthly Interest:                             $2,941,125.00
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $4,468,981.79
        e. Excess Spread:                                        $7,281,433.53

    2.  Class B Available Funds:                                 $1,424,634.21

        a. Class B Monthly Interest:                               $298,288.89
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                        $1,126,345.32

    3.  Collateral Available Funds:                              $1,691,753.13

        a. Excess Spread:                                        $1,691,753.13

    4.  Total Excess Spread:                                    $10,099,531.98


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2000-3 Allocable Principal
        Collections:                                           $169,490,818.87

    3.  Principal Allocation Percentage of
        Series 2000-3 Allocable Principal
        Collections:                                           $148,787,040.48

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $148,787,040.48

    6.  Shared Principal Collections from other
        Series allocated to Series 2000-3:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $5,416,947.62

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $154,203,988.10


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $95,000,000.00

    2.  Required Collateral Invested Amount                     $95,000,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:               $154,203,988.10

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

    1.  Excess Spread:                                          $10,099,531.98
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $433,355.81

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $391,030.56
    9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $514,610.02
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $7,093,868.92


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2369%
        b. Prior Monthly Period                                        6.3814%
        c. Second Prior Monthly Period                                 7.4292%

    2.  Three Month Average Base Rate                                  6.6825%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



XIV. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations             Interest            Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount               1,380,789,279.07        1,212,122,000.00     168,667,279.07
Beginning Adjusted Invested Amount                               N/A        1,212,122,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                24,588,995.59           21,585,380.88       3,003,614.70
Collections of Principal Receivables                  205,443,550.35          180,348,045.08      25,095,505.28
Defaulted Amount                                        7,479,663.20            6,566,001.38         913,661.82

Ending Invested / Transferor Amounts                1,365,689,926.39        1,212,122,000.00     153,567,926.39


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                Total
--------------------------------------                       -------                 -------         ----------               -----

Principal Funding Account                                       0.00                    0.00               0.00                0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                0.00

Coupon  June 15, 2001 to July 15, 2001                       4.0150%                 4.2400%            4.8300%
Monthly Interest Due                                    3,457,361.11              354,048.24         478,936.36        4,290,345.72
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                0.00
Additional Interest Due                                         0.00                    0.00               0.00                0.00
Total Interest Due                                      3,457,361.11              354,048.24         478,936.36        4,290,345.72
Investor Default Amount                                 5,416,947.62              525,281.41         623,772.35        6,566,001.38
Investor Monthly Fees Due                               1,666,666.67              161,616.67         191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                              10,540,975.40            1,040,946.32      $1,294,628.71       12,876,550.43

Reallocated Investor Finance Charge Collections                                                                       21,585,380.88
Interest and Principal Funding Investment Proceeds                                                                         1,492.24
Series Adjusted Portfolio Yield                                                                                            15.0772%
Base Rate                                                                                                                   6.1299%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                Total
--------------------------------------------                 -------                 -------         ----------               -----

Beginning Certificates Balance                      1,000,000,000.00           96,970,000.00     115,152,000.00    1,212,122,000.00
Interest Distributions                                  3,457,361.11              354,048.24        $478,936.36        4,290,345.72
Interest Deposits - Interest Funding Account           (3,457,361.11)            (354,048.24)              0.00       (3,811,409.36)
Interest Funding Account Distributions                          0.00                    0.00               0.00                0.00
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                0.00
Principal Distributions                                         0.00                    0.00               0.00                0.00
Total Distributions                                             0.00                    0.00        $478,936.36          478,936.36
Ending Interest Funding Account Balance                 3,457,361.11              354,048.24               0.00        3,811,409.36
Ending Certificates Balance                         1,000,000,000.00           96,970,000.00     115,152,000.00    1,212,122,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.46

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.46

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.65

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.65

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $478,936.36

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $478,936.36

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds (Includes Int. Income from IFA):$17,809,419.89

        a. Class A Monthly Interest:                             $3,457,361.11
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $5,416,947.62
        e. Excess Spread:                                        $8,935,111.16

    2.  Class B Available Funds:                                 $1,726,834.74

        a. Class B Monthly Interest:                               $354,048.24
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                        $1,372,786.50

    3.  Collateral Available Funds:                              $2,050,618.49

        a.      Excess Spread:                                   $2,050,618.49

    4.  Total Excess Spread:                                    $12,358,516.15


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2000-4 Allocable Principal
        Collections:                                           $205,443,550.35

    3.  Principal Allocation Percentage of
        Series 2000-4 Allocable Principal
        Collections:                                           $180,348,045.08

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $180,348,045.08

    6.  Shared Principal Collections from other
        Series allocated to Series 2000-4:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $6,566,001.38

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $186,914,046.46


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                             $115,152,000.00

    2.  Required Collateral Invested Amount                    $115,152,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:               $186,914,046.46

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

    1.  Excess Spread:                                          $12,358,516.15
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $525,281.41

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $478,936.36
    9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $623,772.35
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $8,710,322.69


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.1299%
        b. Prior Monthly Period                                        7.1931%
        c. Second Prior Monthly Period                                 7.4151%

    2.  Three Month Average Base Rate                                  6.9127%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0772%
        b. Prior Monthly Period                                       15.3797%
        c. Second Prior Monthly Period                                15.4938%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.3169%



II. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 897,511,550.50          787,878,000.00     109,633,550.50
Beginning Adjusted Invested Amount                               N/A          787,878,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                15,982,820.76           14,030,474.42       1,952,346.34
Collections of Principal Receivables                  133,538,087.39          117,226,035.88      16,312,051.52
Defaulted Amount                                        4,861,773.06            4,267,893.86         593,879.20

Ending Invested / Transferor Amounts                  887,696,987.45          787,878,000.00     99,818,987.45


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1200%                 4.3600%           4.8300%
Monthly Interest Due                                    2,306,055.56              236,642.63         311,305.31         2,854,003.50
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,306,055.56              236,642.63         311,305.31         2,854,003.50
Investor Default Amount                                 3,521,015.95              341,430.21         405,447.70         4,267,893.86
Investor Monthly Fees Due                               1,083,333.33              105,050.00         124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                               6,910,404.84              683,122.84         841,499.67         8,435,027.35

Reallocated Investor Finance Charge Collections                                                                        14,030,474.42
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2274%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        650,000,000.00           63,030,000.00      74,848,000.00       787,878,000.00
Interest Distributions                                  2,306,055.56              236,642.63         311,305.31         2,854,003.50
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,306,055.56              236,642.63         311,305.31         2,854,003.50
Ending Certificates Balance                           650,000,000.00           63,030,000.00      74,848,000.00       787,878,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.55

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.55

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.75

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.75

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $311,305.31

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $311,305.31

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                $11,575,152.98

        a. Class A Monthly Interest:                             $2,306,055.56
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $3,521,015.95
        e. Excess Spread:                                        $5,748,081.47

    2.  Class B Available Funds:                                 $1,122,433.68

        a. Class B Monthly Interest:                               $236,642.63
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $885,791.05

    3.  Collateral Available Funds:                              $1,332,887.77

        a. Excess Spread:                                        $1,332,887.77

    4.  Total Excess Spread:                                     $7,966,760.28


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2000-5 Allocable Principal
        Collections:                                           $133,538,087.39

    3.  Principal Allocation Percentage of
        Series 2000-5 Allocable Principal
        Collections:                                           $117,226,035.88

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $117,226,035.88

    6.  Shared Principal Collections from other
        Series allocated to Series 2000-5:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $4,267,893.86

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $121,493,929.73


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $74,848,000.00

    2.  Required Collateral Invested Amount                     $74,848,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:               $121,493,929.73

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

    1.  Excess Spread:                                           $7,966,760.28
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $341,430.21

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $311,305.31
    9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $405,447.70
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $5,595,447.07


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2274%
        b. Prior Monthly Period                                        6.3719%
        c. Second Prior Monthly Period                                 7.4198%

    2.  Three Month Average Base Rate                                  6.6730%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations             Interest            Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 854,362,811.09          750,000,000.00     104,362,811.09
Beginning Adjusted Invested Amount                               N/A          750,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                15,214,431.13           13,355,945.74       1,858,485.39
Collections of Principal Receivables                  127,118,114.15          111,590,280.36      15,527,833.80
Defaulted Amount                                        4,628,038.60            4,062,710.72         565,327.88

Ending Invested / Transferor Amounts                  845,020,092.69          750,000,000.00      95,020,092.69


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1200%                 4.4000%            4.9300%
Monthly Interest Due                                    2,195,187.50              227,333.33         302,476.04         2,724,996.88
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,195,187.50              227,333.33         302,476.04         2,724,996.88
Investor Default Amount                                 3,351,736.34              325,016.86         385,957.52         4,062,710.72
Investor Monthly Fees Due                               1,031,250.00              100,000.00         118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                               6,578,173.84              652,350.19         807,183.56         8,037,707.59

Reallocated Investor Finance Charge Collections                                                                        13,355,945.74
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2403%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        618,750,000.00           60,000,000.00      71,250,000.00       750,000,000.00
Interest Distributions                                  2,195,187.50              227,333.33         302,476.04         2,724,996.88
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,195,187.50              227,333.33         302,476.04         2,724,996.88
Ending Certificates Balance                           618,750,000.00           60,000,000.00      71,250,000.00       750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.55

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.55

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.79

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.79

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $302,476.04

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $302,476.04

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                $11,018,655.24

        a. Class A Monthly Interest:                             $2,195,187.50
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $3,351,736.34
        e. Excess Spread:                                        $5,471,731.40

    2.  Class B Available Funds:                                 $1,068,475.66

        a. Class B Monthly Interest:                               $227,333.33
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $841,142.33

    3.  Collateral Available Funds:                              $1,268,814.85

        a. Excess Spread:                                        $1,268,814.85

    4.  Total Excess Spread:                                     $7,581,688.57


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2001-1 Allocable Principal
        Collections:                                           $127,118,114.15

    3.  Principal Allocation Percentage of
        Series 2001-1 Allocable Principal
        Collections:                                           $111,590,280.36

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $111,590,280.36

    6.  Shared Principal Collections from other
        Series allocated to Series 2001-1:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $4,062,710.72

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $115,652,991.07


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $71,250,000.00

    2.  Required Collateral Invested Amount                     $71,250,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                115,652,991.07

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

    1.  Excess Spread:                                           $7,581,688.57
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $325,016.86

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $302,476.04
    9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $385,957.52
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $5,318,238.15


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2403%
        b. Prior Monthly Period                                        6.3848%
        c. Second Prior Monthly Period                                 7.4326%

    2.  Three Month Average Base Rate                                  6.6859%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 284,787,603.70          250,000,000.00      34,787,603.70
Beginning Adjusted Invested Amount                               N/A          250,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                 5,071,477.04            4,451,981.91         619,495.13
Collections of Principal Receivables                   42,372,704.72           37,196,760.12       5,175,944.60
Defaulted Amount                                        1,542,679.53            1,354,236.91         188,442.63

Ending Invested / Transferor Amounts                  281,673,364.23          250,000,000.00      31,673,364.23


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       5.5300%                 5.8300%            4.8300%
Monthly Interest Due                                      996,552.08               72,875.00          77,984.38         1,147,411.46
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                        996,552.08               72,875.00          77,984.38         1,147,411.46
Investor Default Amount                                 1,171,414.92               81,254.21         101,567.77         1,354,236.91
Investor Monthly Fees Due                                 360,416.67               25,000.00          31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                               2,528,383.67              179,129.21         210,802.14         2,918,315.03

Reallocated Investor Finance Charge Collections                                                                         4,451,981.91
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    7.3663%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        216,250,000.00           15,000,000.00      18,750,000.00       250,000,000.00
Interest Distributions                                    996,552.08               72,875.00          77,984.38         1,147,411.46
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                       996,552.08               72,875.00          77,984.38         1,147,411.46
Ending Certificates Balance                           216,250,000.00           15,000,000.00      18,750,000.00       250,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $4.61

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $4.61

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $4.86

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $4.86

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                            $77,984.38

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                           $77,984.38

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                 $3,850,964.36

        a. Class A Monthly Interest:                               $996,552.08
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $1,171,414.92
        e. Excess Spread:                                        $1,682,997.35

    2.  Class B Available Funds:                                   $267,118.91

        a. Class B Monthly Interest:                                $72,875.00
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $194,243.91

    3.  Collateral Available Funds:                                $333,898.64

        a. Excess Spread:                                          $333,898.64

    4.  Total Excess Spread:                                     $2,211,139.91


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2001-2 Allocable Principal
        Collections:                                            $42,372,704.72

    3.  Principal Allocation Percentage of
        Series 2001-2 Allocable Principal
        Collections:                                            $37,196,760.12

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                    $37,196,760.12

    6.  Shared Principal Collections from other
        Series allocated to Series 2001-2:                                 N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $1,354,236.91

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                 $38,550,997.02


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $18,750,000.00

    2.  Required Collateral Invested Amount                     $18,750,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                $38,550,997.02

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

    1.  Excess Spread:                                           $2,211,139.91
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                    $81,254.21

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                     $77,984.38
    9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $101,567.77
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $1,533,666.88


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      7.3663%
        b. Prior Monthly Period                                        7.3771%
        c. Second Prior Monthly Period                                 7.9283%

    2.  Three Month Average Base Rate                                  7.5572%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 854,362,811.09          750,000,000.00     104,362,811.09
Beginning Adjusted Invested Amount                               N/A          750,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                15,214,431.13           13,355,945.74       1,858,485.39
Collections of Principal Receivables                  127,118,114.15          111,590,280.36      15,527,833.80
Defaulted Amount                                        4,628,038.60            4,062,710.72         565,327.88

Ending Invested / Transferor Amounts                  845,020,092.69          750,000,000.00      95,020,092.69


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1100%                 4.3600%            4.8300%
Monthly Interest Due                                    2,189,859.38              225,266.67         296,340.63         2,711,466.67
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,189,859.38              225,266.67         296,340.63         2,711,466.67
Investor Default Amount                                 3,351,736.34              325,016.86         385,957.52         4,062,710.72
Investor Monthly Fees Due                               1,031,250.00              100,000.00         118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                               6,572,845.72              650,283.52         801,048.14         8,024,177.38

Reallocated Investor Finance Charge Collections                                                                        13,355,945.74
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2191%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        618,750,000.00           60,000,000.00      71,250,000.00       750,000,000.00
Interest Distributions                                  2,189,859.38              225,266.67         296,340.63         2,711,466.67
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,189,859.38              225,266.67         296,340.63         2,711,466.67
Ending Certificates Balance                           618,750,000.00           60,000,000.00      71,250,000.00       750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.54

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.54

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.75

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.75

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $296,340.63

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $296,340.63

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                $11,018,655.24

        a. Class A Monthly Interest:                             $2,189,859.38
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $3,351,736.34
        e. Excess Spread:                                        $5,477,059.52

    2.  Class B Available Funds:                                 $1,068,475.66

        a. Class B Monthly Interest:                               $225,266.67
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $843,208.99

    3.  Collateral Available Funds:                              $1,268,814.85

        a. Excess Spread:                                        $1,268,814.85

   4.   total Excess Spread:                                     $7,589,083.36


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2001-3 Allocable Principal
        Collections:                                           $127,118,114.15

    3.  Principal Allocation Percentage of
        Series 2001-3 Allocable Principal
        Collections:                                           $111,590,280.36

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $111,590,280.36

    6.  Shared Principal Collections from other
        Series allocated to Series 2001-3                                  N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $4,062,710.72

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $115,652,991.07


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $71,250,000.00

    2.  Required Collateral Invested Amount                     $71,250,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                115,652,991.07

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

    1.  Excess Spread:                                           $7,589,083.36
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $325,016.86

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $296,340.63
    9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $385,957.52
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $5,331,768.36


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2191%
        b. Prior Monthly Period                                        6.3636%
        c. Second Prior Monthly Period                                 7.4408%

    2.  Three Month Average Base Rate                                  6.6745%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series           Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 825,884,050.72          725,000,000.00     100,884,050.72
Beginning Adjusted Invested Amount                               N/A          725,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                14,707,283.43           12,910,747.55       1,796,535.88
Collections of Principal Receivables                  122,880,843.68          107,870,604.34      15,010,239.34
Defaulted Amount                                        4,473,770.64            3,927,287.02         546,483.62

Ending Invested / Transferor Amounts                  816,852,756.27          725,000,000.00      91,852,756.27


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1100%                 4.3600%            4.9300%
Monthly Interest Due                                    2,116,864.06              217,757.78         292,393.51         2,627,015.35
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,116,864.06              217,757.78         292,393.51         2,627,015.35
Investor Default Amount                                 3,240,011.80              314,182.96         373,092.27         3,927,287.02
Investor Monthly Fees Due                                 996,875.00               96,666.67         114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                               6,353,750.86              628,607.41         780,277.44         7,762,635.71

Reallocated Investor Finance Charge Collections                                                                        12,910,747.55
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2287%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        598,125,000.00           58,000,000.00      68,875,000.00       725,000,000.00
Interest Distributions                                  2,116,864.06              217,757.78         292,393.51         2,627,015.35
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,116,864.06              217,757.78         292,393.51         2,627,015.35
Ending Certificates Balance                           598,125,000.00           58,000,000.00      68,875,000.00       725,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.54

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.54

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.75

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.75

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $292,393.51

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $292,393.51

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                $10,651,366.74

        a. Class A Monthly Interest:                             $2,116,864.06
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $3,240,011.80
        e. Excess Spread:                                        $5,294,490.87

    2.  Class B Available Funds:                                 $1,032,859.80

        a. Class B Monthly Interest:                               $217,757.78
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $815,102.03

    3.  Collateral Available Funds:                              $1,226,521.02

        a. Excess Spread:                                        $1,226,521.02

    4.  Total Excess Spread:                                    $7,336,113.91


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2001-4 Allocable Principal
        Collections:                                           $122,880,843.68

    3.  Principal Allocation Percentage of
        Series 2001-4 Allocable Principal
        Collections:                                           $107,870,604.34

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                   $107,870,604.34

    6.  Shared Principal Collections from other
        Series allocated to Series 2001-4                                  N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $3,927,287.02

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                $111,797,891.37


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $68,875,000.00

    2.  Required Collateral Invested Amount                     $68,875,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:               $111,797,891.37

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

    1.  Excess Spread:                                           $7,336,113.91
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $314,182.96

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $292,393.51
    9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $373,092.27
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $5,148,111.84


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2287%
        b. Prior Monthly Period                                        6.3732%
        c. Second Prior Monthly Period                                 7.4476%

    2.  Three Month Average Base Rate                                  6.6832%

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                15.4725%

    4.  Three Month Average Series Adjusted Portfolio Yield           15.2983%



II. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Series            Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations             Interest            Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 569,575,207.39          500,000,000.00      69,575,207.39
Beginning Adjusted Invested Amount                               N/A          500,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                10,142,954.09            8,903,963.83       1,238,990.26
Collections of Principal Receivables                   84,745,409.44           74,393,520.24      10,351,889.20
Defaulted Amount                                        3,085,359.06            2,708,473.81         376,885.25

Ending Invested / Transferor Amounts                  563,346,728.46          500,000,000.00      63,346,728.46


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1600%                 4.4300%            5.0300%
Monthly Interest Due                                    1,477,666.67              152,588.89         205,740.97         1,835,996.53
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      1,477,666.67              152,588.89         205,740.97         1,835,996.53
Investor Default Amount                                 2,234,490.89              216,677.90         257,305.01         2,708,473.81
Investor Monthly Fees Due                                 687,500.00               66,666.67          79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                               4,399,657.56              435,933.46         542,212.65         5,377,803.67

Reallocated Investor Finance Charge Collections                                                                         8,903,963.83
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2858%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        412,500,000.00           40,000,000.00      47,500,000.00       500,000,000.00
Interest Distributions                                  1,477,666.67              152,588.89         205,740.97         1,835,996.53
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     1,477,666.67              152,588.89         205,740.97         1,835,996.53
Ending Certificates Balance                           412,500,000.00           40,000,000.00      47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

    1.  Total amount of the distribution                                 $3.58

    2.  Amount of the distribution in
        respect of Class A Monthly Interest:                             $3.58

    3.  Amount of the distribution in respect of Class A Outstanding
        Monthly Interest                                                 $0.00

    4.  Amount of the distribution in respect of
        Class A Additional Interest:                                     $0.00

    5.  Amount of the distribution in
        respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

    1.  Total amount of Class A Investor Charge-Offs:                    $0.00

    2.  Amount of Class A Investor Charge-
        Offs per $1,000 original certificate
        principal amount:                                                $0.00

    3.  Total amount reimbursed in respect of
        Class A Investor Charge-Offs:                                    $0.00

    4.  Amount reimbursed in respect of Class
        A Investor Charge-Offs per $1,000
        original certificate principal amount:                           $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


F.  Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

    1.  The total amount of the distribution:                            $3.81

    2.  Amount of the distribution in
        respect of class B monthly interest:                             $3.81

    3.  Amount of the distribution in
        respect of class B outstanding monthly
        interest:                                                        $0.00

    4.  Amount of the distribution in
        respect of class B additional interest:                          $0.00

    5.  Amount of the distribution in
        respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

    1.  The amount of reductions in Class B
        Invested Amount pursuant to clauses
        c), (d), and (e) of the definition
        of Class B Invested Amount:                                      $0.00

    2.  The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000 original
        certificate principal amount:                                    $0.00

    3.  The total amount reimbursed in respect
        of such reductions in the Class B
        Invested Amount:                                                 $0.00

    4.  The amount set forth in paragraph 3
        above, per $1,000 original certificate
        principal amount:                                                $0.00

    5.  The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class B
        Invested Amount after giving effect to
        all transactions on such Distribution
        Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

    1.  Total amount distributed to the Collateral
        Interest Holder:                                           $205,740.97

    2.  Amount distributed in respect of Collateral
        Monthly Interest:                                          $205,740.97

    3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

    4.  The amount distributed to the Collateral
        Interest Holder in respect of principal
        on the Collateral Invested Amount:                               $0.00


I.  Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

    1.  The amount of reductions in the
        Collateral Invested Amount pursuant
        to clauses (c), (d), and (e) of the
        definition of Collateral Invested Amount:                        $0.00

    2.  The total amount reimbursed in respect
        of such reductions in the Collateral
        Invested Amount:                                                 $0.00

J.  Application of Reallocated Investor Finance Charge Collections.

    1.  Class A Available Funds:                                 $7,345,770.16

        a. Class A Monthly Interest:                             $1,477,666.67
        b. Class A Outstanding Monthly Interest:                         $0.00
        c. Class A Additional Interest:                                  $0.00
        d. Class A Investor Default Amount
           (Treated as Available Principal Collections):         $2,234,490.89
        e. Excess Spread:                                        $3,633,612.60

    2.  Class B Available Funds:                                   $712,317.11

        a. Class B Monthly Interest:                               $152,588.89
        b. Class B Outstanding Monthly Interest:                         $0.00
        c. Class B Additional Interest:                                  $0.00
        d. Excess Spread:                                          $559,728.22

    3.  Collateral Available Funds:                                $845,876.56

        a. Excess Spread:                                          $845,876.56

    4.  Total Excess Spread:                                     $5,039,217.38


K.  Reallocated Principal Collections.

    1.  Principal Allocation Percentage:                              87.7847%

    2.  Series 2001-5 Allocable Principal
        Collections:                                            $84,745,409.44

    3.  Principal Allocation Percentage of
        Series 2001-5 Allocable Principal
        Collections:                                            $74,393,520.24

    4.  Reallocated Principal Collections
        Required to fund the Required Amount:                            $0.00

    5.  Item 3 minus item 4:                                    $74,393,520.24

    6.  Shared Principal Collections from other
        Series allocated to Series 2001-5                                  N/A

    7.  Other amounts Treated as Available Principal
        Collections:                                             $2,708,473.81

    8.  Available Principal Collections
        (total of 5., 6. & 7.):                                 $77,101,994.05


L.  Application of Available Principal Collections during Revolving Period.

    1.  Collateral Invested Amount                              $47,500,000.00

    2.  Required Collateral Invested Amount                      $47,500,000.00

    3.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                        $0.00

    4.  Treated as Shared Principal Collections:                $77,101,994.05

M. Application of Principal Collections During Accumulation or Amortization Period.

    1.  Principal Funding Account:                                         N/A

    2.  Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                          N/A

    3.  Principal Distribution:                                            N/A

    4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

    1.  Excess Spread:                                           $5,039,217.38
    2.  Excess Finance Charge Collections:                               $0.00
    3.  Applied to fund Class A Required Amount:                         $0.00

    4.  Class A Investor Charge-Offs treated
        as Available Principal Collections:                              $0.00
    5.  Applied to fund Class B overdue Interest:                        $0.00
    6.  Applied to fund Class B Required Amount:                   $216,677.90

    7.  Reduction of Class B Invested Amount
        treated as Available Principal Collections:                      $0.00
    8.  Applied to Collateral Monthly Interest:                    $205,740.97
    9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
    10. Collateral Default Amount treated as
        Available Principal Collections:                           $257,305.01
    11. Reduction of Collateral Invested Amount
        treated as Available Principal Collections:                      $0.00
    12. Deposited to Reserve Account:                                    $0.00
    13. Applied to other amounts owed to
        Collateral Interest Holder:                                      $0.00
    l4. Balance:                                                 $3,526,160.16


O.  Yield and Base Rate

    1.  Base Rate
        a. Current Monthly Period                                      6.2858%
        b. Prior Monthly Period                                        6.6610%
        c. Second Prior Monthly Period                                     N/A

    2.  Three Month Average Base Rate                                      N/A

    3.  Series Adjusted Portfolio Yield
        a. Current Monthly Period                                     15.0757%
        b. Prior Monthly Period                                       15.3466%
        c. Second Prior Monthly Period                                     N/A

    4.  Three Month Average Series Adjusted Portfolio Yield                N/A



II. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series           Total  Investor        Transferors
A. Investor/Transferor Allocations                       Allocations            Interest             Interest
----------------------------------                       -----------         ---------------        -----------

Beginning Invested /Transferor Amount                 797,405,290.35          700,000,000.00      97,405,290.35
Beginning Adjusted Invested Amount                               N/A          700,000,000.00                N/A
Floating Allocation Percentage                                   N/A                87.7847%           12.2153%
Principal Allocation Percentage                                  N/A                87.7847%           12.2153%
Collections of Finance Chg. Receivables                14,200,135.72           12,465,549.36       1,734,586.36
Collections of Principal Receivables                  118,643,573.21          104,150,928.33      14,492,644.88
Defaulted Amount                                        4,319,502.69            3,791,863.33         527,639.36

Ending Invested / Transferor Amounts                  788,685,419.84          700,000,000.00      88,685,419.84


                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A                 Class B          Interest                 Total
--------------------------------------                       -------                 -------         ----------                -----

Principal Funding Account                                       0.00                    0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                    0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                    0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                    0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                    0.00               0.00                 0.00

Coupon  June 15, 2001 to July 15, 2001                       4.1300%                 4.3600%            4.9600%
Monthly Interest Due                                    2,252,570.83              230,595.56         311,515.56         2,794,681.94
Outstanding Monthly Interest Due                                0.00                    0.00               0.00                 0.00
Additional Interest Due                                         0.00                    0.00               0.00                 0.00
Total Interest Due                                      2,252,570.83              230,595.56         311,515.56         2,794,681.94
Investor Default Amount                                 3,128,287.25              303,349.07         360,227.02         3,791,863.33
Investor Monthly Fees Due                                 962,500.00               93,333.33         110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                               6,343,358.08              627,277.96         782,575.91         7,753,211.95

Reallocated Investor Finance Charge Collections                                                                        12,465,549.36
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.0757%
Base Rate                                                                                                                    6.2483%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A                 Class B          Interest                 Total
--------------------------------------------                 -------                 -------         ----------                -----

Beginning Certificates Balance                        577,500,000.00           56,000,000.00      66,500,000.00       700,000,000.00
Interest Distributions                                  2,252,570.83              230,595.56         311,515.56         2,794,681.94
Principal Deposits - Prin. Funding Account                      0.00                    0.00               0.00                 0.00
Principal Distributions                                         0.00                    0.00               0.00                 0.00
Total Distributions                                     2,252,570.83              230,595.56         311,515.56         2,794,681.94
Ending Certificates Balance                           577,500,000.00           56,000,000.00      66,500,000.00       700,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.90

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.90

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.12

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.12

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $311,515.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $311,515.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00
                                    - 98 -

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $10,284,078.22

       a. Class A Monthly Interest:                              $2,252,570.83
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,128,287.25
       e. Excess Spread:                                         $4,903,220.14

   2.  Class B Available Funds:                                    $997,243.95

       a. Class B Monthly Interest:                                $230,595.56
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $766,648.39

   3.  Collateral Available Funds:                               $1,184,227.19

       a. Excess Spread:                                         $1,184,227.19

   4.  Total Excess Spread:                                      $6,854,095.72


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               87.7847%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $118,643,573.21

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $104,150,928.33

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $104,150,928.33

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,791,863.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $107,942,791.67


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $66,500,000.00

   2.  Required Collateral Invested Amount                      $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $107,942,791.67

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $6,854,095.72
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $303,349.07

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $311,515.56
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $360,227.02
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,712,337.41


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.2483%
       b. Prior Monthly Period                                             N/A
       c. Second Prior Monthly Period                                      N/A

   2.  Three Month Average Base Rate                                       N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.0757%
       b. Prior Monthly Period                                             N/A
       c. Second Prior Monthly Period                                      N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                               N/A





                                    - 100 -